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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): November 20, 2007

                                ROCK-TENN COMPANY
             (Exact name of registrant as specified in its charter)

       Georgia                       0-23340                    62-0342590
------------------------      ----------------------      ----------------------

(State of Incorporation)      Commission File Number       (IRS employer
                                                           identification no.)



          504 Thrasher Street,
           Norcross, Georgia                                     30071
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(Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (770) 448-2193


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 - Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


   (d)   Election of New Director

         On November 20, 2007, the board of directors of Rock-Tenn Company appointed Robert M. Chapman as a director of the Company. A copy of the November 20, 2007 press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.        Financial Statements and Exhibits.

   (d)   Exhibits

99.1     November 20, 2007 Press Release



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2007
                                    ROCK-TENN COMPANY


                                  By:   /s/Steven C. Voorhees
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                                      Steven C. Voorhees
                                      Executive Vice President
                                      and Chief Financial Officer